UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2013 – December 31, 2013

Item 1. Reports to Shareholders.

ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Capital Fund– Micro-Cap Portfolio Royce Capital Fund– Small-Cap Portfolio

www.roycefunds.com

Performance and Expenses	Through December 31, 2013

	Average Annual Total Returns					Annual
					Since Inception	Operating
Fund	One-Year	Five-Year	10-Year	15-Year	(12/27/96)	Expenses

Royce Capital Fund–Micro-Cap Portfolio	20.99%	18.64%	7.87%	11.98%	12.03%	1.35%

Royce Capital Fund–Small-Cap Portfolio	34.75	19.03	10.32	12.26	12.39	1.06

Russell Microcap Index[1]	45.62	21.05	6.99	n.a.	n.a.	n.a.

Russell 2000 Index	38.82	20.08	9.07	8.42	8.57	n.a.

1 Data for the Russell Microcap Index goes back only to 2000.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class if the expenses were reflected, total returns would have been lower. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Series of Royce Capital Fund invest primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio may invest up to 35% of its net assets in foreign securities and Royce Capital Fund–Small-Cap Portfolio may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

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Table of Contents

Annual Review

Performance and Expense Table	Inside Cover

Letter to Our Shareholders	2

2013 In Quotes	31

Postscript: It’s a Small World	Inside Back Cover

Annual Report to Shareholders	7

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Charles M. Royce, President

In addition to staying on top of the
performance of The Royce Funds,
we also regularly review returns for
the major indexes, especially those
that invest mostly or exclusively in
small-cap stocks. Each month, we also
carefully look over long-term results
on an annualized basis. For the period
ended December 31, 2013, the returns
both for our portfolios and for the
small-cap Russell 2000 Index were of
particular interest to us.

Seen from the perspective of long-
term market history, we think the
results look improbable, even absurd,
and certainly counterintuitive. We
have always been fond of the idea
that a healthy target for absolute
long-term returns should be low-
to-mid double digits. So what does
it mean when these results are in
the range of the high teens to the
mid-twenties? Did we and others
do something different or unusually
smart to achieve these results?

Continued on page 4...
Letter to Our Shareholders

“Everybody Had a Good Year”
 2013 will enter the annals of history as one of the stock market’s better years. Not only were there healthy double-digit returns for all of the major U.S. indexes, but there were also no major corrections along the way. The closest the market came to a bearish phase was during the second quarter, when the rate on the 10-year Treasury began to rise off its calendar-year low in early May, mostly as a result of talk that the Federal Reserve would begin to reduce its $85 billion monthly bond-buying program. The Fed’s intentions to taper, made official by an announcement in June, then sent markets across the globe into a tailspin, while the 10-year Treasury rate mostly kept rising. (From its low on May 2 through the end of the year, it climbed more than 83%.) Yet by mid-summer, all or most of this seemed to be forgotten. Share prices climbed more or less uninterruptedly into December, where a couple of unsettled weeks in the middle of the month failed to put a Scrooge-like face on returns. Stocks quietly rallied through the last weeks of the year, making the fourth quarter as solidly bullish as the first and third.
    The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013. Here at home, investors had to cope with the sequester, the government shutdown, questions about Fed policy, and who would succeed Federal Reserve Chairman Ben Bernanke. Outside the U.S., it was not much quieter. There was economic uncertainty in Europe, China, and Brazil, among other places, unrest in the Mideast, and a significant, still-brewing political scandal in Turkey. Yet none of these things, taken alone or in concert, possessed enough force to slow the pace of the rally. Even murmurings later in the year about overvalued stocks and a market bubble gave investors little pause.
    The rally seemed to gain strength from the notion that the U.S. economy was finally entering a faster, more historically typical expansion after five years of slow and uncertain growth. This would be more than welcome news. Consider for a moment how strange and singular our present situation is. The economy has received unprecedented levels of federal stimulus in the form of both quantitative easing and historically low interest rates even as the

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economy has looked strong enough to stand more firmly on its own for more than a year. However, we still face stubbornly high, only slowly declining unemployment, still-stagnant levels of demand, and lower consumer confidence. On the other hand, we have robust housing and auto sales, record corporate revenues, and companies sitting on piles of cash. This complicated economic picture is set against the political background of a falling federal deficit, a national healthcare plan that refuses to be anything less than wildly controversial, and a culture in Washington so dysfunctional that it now plays like a bleak tragicomedy worthy of Samuel Beckett. (Or at least it would if politicians weren’t so verbose.) All of this makes the question of what happens next even harder to answer than it would be in more sanguine times. Resisting the temptation to prognosticate at length on larger matters, we’ll say only that we agree with the consensus that the economy is indeed growing faster and stronger. For reasons we’ll detail later, we also think this is good news both for small-cap stocks and our own disciplined approach to stock selection.

The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013.
      As measured by the Russell 2000 Index, the small-cap market has been on a remarkable run since the bottom in March 2009. However, there were a number of notable twists prior to last year’s mostly smooth ascent. The three years prior to 2013 all exhibited a similar performance pattern in the first half of the year. During 2010, 2011, and 2012, the opening quarter extended a bull run that had gotten underway no later than the previous year’s fourth quarter. These gains were then eroded to varying degrees by a bearish second quarter, with the market starting to reverse course in April, making it indeed the cruelest month. The motive force behind each reversal was macro oriented—recurring fears about the uneasy state of the U.S., Chinese, and/or developed European economies. (The persistence of macro factors influencing sell-offs at the expense of company fundamentals was the most troubling element to us.) In 2010 and 2012, the third quarter saw a resumption of rising stock prices, while in 2011 the third quarter was the year’s worst—political dithering in Europe and contention in the U.S. exacerbating the economic and fiscal concerns. The fourth quarter was positive for small-caps in all three years (as it was in 2009), though in 2011 its gains were not enough to keep the major indexes from finishing the year in the red.

Small-caps were once again leaders in what was a magnificent year for equities. For the full year, the Russell 2000 (+38.8%) and the tech-centric Nasdaq Composite (+38.3%) outpaced the large-cap Russell 1000 (+33.1%) and S&P 500 (+32.4%) Indexes.
      This pattern is worth mentioning because we saw a more muted version of it play out in 2013. The critical difference was that initially rattled investors recovered their confidence in equities before the second quarter had ended and before quarterly returns turned negative. This suggests perhaps not so much a new-found confidence as it does a steadier sense of conviction. With the economy improving and our fiscal situation increasingly more manageable, investors appear to be seeing the value of staying invested. We see this as one of several encouraging signs for active management as we enter 2014. It makes sense to us that longer investment horizons will lead larger numbers of investors to higher-quality companies.

“Everybody Saw the Sunshine”
Small-caps were once again leaders in what was a magnificent year for equities. For the full year, the Russell 2000 (+38.8%) and the tech-centric Nasdaq Composite (+38.3%) outpaced the large-cap Russell 1000 (+33.1%) and S&P 500 (+32.4%) Indexes.

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We suspect that the answer is both a
lot simpler and less flattering to our
stock-picking acumen. The high five-
year returns are in part a consequence
of the market’s recent strength
(especially in 2013) and, more
important, the result of dropping
some unusually bad results from the
fourth quarter of 2008—the onset
of the Financial Crisis. The five-year
average annual total return for the
Russell 2000 as of December 31, 2012
was 3.6% (+19.1% on a cumulative
basis). Yet when we fast-forward to
the end of December 2013, we see
the five-year return for the Russell
2000 jump to 20.1% (+149.7% on a
cumulative basis).

Most of the time, a five-year
period would capture a variety of
experiences, perhaps an entire market
cycle or two. But occasionally it does
not, and the result is a distortion
springing from an uncommonly
steady, mostly bullish period. So as
wonderful as they are, it seems clear
to us that the five-year returns for
several mutual funds, indexes, and
ETFs are simply too good to last.
Markets simply do not move
up forever, or even for several
years in a row.

We believe in reversion to the mean;
the cyclical nature of markets is
very real to us. Of course, we do not
pretend to know how to time market
cycles. All we know is that at some
point, the current cycle will change.

Continued on page 6...

Letter to Our Shareholders

The Russell 2000 enjoyed its best calendar-year performance since 2003. 2013 was also the best since 1995 for the Russell 1000, since 1997 for the S&P 500, and since 2009 for the Nasdaq Composite. The latter index, however, has not yet topped the high it made back on March 10, 2000. By contrast, the small-cap index, the Russell 1000, and the S&P 500 all established new highs on the last day of 2013. It was also the first year since 1996 in which the Russell 2000 posted positive returns in all four quarters.
    After a strong first half, in which all the major domestic indexes were positive both through the end of June and for the more volatile second quarter, both small-cap and large-cap stocks sailed through the rest of the year. As it did in the second quarter, the Nasdaq led in the third, up an impressive 10.8% compared to a 10.2% gain for the Russell 2000 and respective increases of 5.2% and 6.0% for the S&P 500 and Russell 1000. As mentioned, December saw a brief squall of volatility, though fourth-quarter results for all four indexes wound up solidly positive. The Nasdaq marked its third consecutive quarter of market leadership, advancing 10.7% for the fourth quarter versus 8.7% for the Russell 2000 Index, 10.2% for the Russell 1000, and 10.5% for the S&P 500. It was also notable that from the 10-year Treasury yield low of 1.66% on May 2, 2013 through the end of the year small-caps were strong. The Russell 2000 gained 25.0% during this period versus respective gains of 17.9% and 17.4% for the Russell 1000 and S&P 500. (The 10-year yield finished 2013 at 3.04%.)
    Outside the U.S., life was generally less bullish in 2013. Most non-U.S. indexes finished behind their stateside cousins in the first quarter and were in the red for the second. Results improved significantly in the second half, with European indexes turning in conspicuously high returns. For the third quarter, the Russell Global ex-U.S. Small Cap Index advanced 10.7% while the Russell Global ex-U.S. Large Cap Index increased 10.4%. The indexes also ended the year on a high note. For the fourth quarter, the Russell Global ex-U.S. Small Cap rose 4.0% while the Russell Global ex-U.S. Large Cap was up 5.0%. Calendar-year results were solid, though each index lagged its domestic peers. For 2013, the Russell Global ex-U.S. Small Cap Index climbed 17.2% while its large-cap sibling gained 16.1%.
    The Russell Microcap Index posted impressive results for both the third (+11.6%) and fourth (+10.3%) quarters of 2013. This second-half strength helped the micro-cap index achieve an eye-catching 45.6% return for the calendar year. Results for both the second half and full year were not quite as robust for mid-cap stocks, as measured by the Russell Midcap Index, though they were more than respectable on an absolute basis. For the third quarter, the mid-cap index advanced 7.7% before rising 8.4% in the fourth, leading to a terrific 34.8% return for the full year.

Fixing a Hole
Our disciplined, risk-averse approach has often left us looking up at benchmarks during dynamic bull markets. In a more historically typical market cycle, 2013’s results would have given us less to explain or complain about. But these calendar-year results came after both Royce Capital Fund portfolios underperformed their benchmarks in 2012 and 2011. The last three years, then, have left us increasingly frustrated, even as the reasons behind these underperformances are clear. Small-cap companies with high returns on invested

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capital (ROIC) and low-debt balance sheets have, as a group, underperformed their more leveraged counterparts. In addition, more economically sensitive cyclical sectors, including Energy, Industrials, Materials, and Information Technology, have trailed more defensive areas (such as Utilities) and less conservatively capitalized higher-yielding vehicles (e.g., REITs and MLPs) where we have little if any exposure. Over the last several years, we have found many of what we think are highly attractive opportunities in cyclical sectors and/or in companies with strong balance sheets and high ROIC. Most have had only limited participation in the rally that began in March 2009. There have also been industries, such as precious metals & mining, that did very well in the initial phase of the recovery following the Financial Crisis before they began to correct sharply in 2011 and are yet to recover. So while nearly all sectors and industries across all asset classes did well in 2013, companies with many of the qualities that we look for have not yet led for long. Our approach leads us to conservatively capitalized companies with high ROIC and strong cash flow characteristics, among other attributes. Investors have still not gravitated to these kinds of companies in comparatively large numbers. However, it’s worth mentioning that many quality small-cap companies did very well on an absolute basis in 2013, particularly in the year’s last eight months.

Let It Be
There have also been signs over the last year-and-a-half that this leadership pattern is beginning to change. Two dates stand out to us as significant. The first was June 4, 2012. From that year’s small-cap low through the end of December 2012, investors showed a preference for companies with those quality characteristics mentioned earlier at the expense of high-yield vehicles, highly leveraged stocks, and explosive growth stories. (This helps to explain why many of our portfolios outpaced their benchmarks in the final half of 2012.) Unfortunately, this quality rally was short lived, petering out early in the first quarter of 2013. But we saw it as a significant step in the right direction. After all, we have been arguing for some time now that many quality stocks underperformed over the last several years because the Fed’s zero-interest-rate policies and multiple rounds of quantitative easing led to an outsized hunger for high yield and too few consequences for businesses carrying a lot of debt. This in turn led to a comparative neglect of companies with more pristine balance sheets and those with steady, but lower, dividends. We have also insisted, however, that these advantages have largely played themselves out in the context of a strengthening economy.
    So it probably comes as no surprise that our second important date is the May 2, 2013 low for the 10-year Treasury yield, which marked the beginning of a rising interest-rate environment. Along with the onset of tapering, rising rates—though still historically low on an absolute basis—strongly suggest to us that we are moving closer, if at times by fits and starts, to a stock market that will reward quality businesses, especially those poised to benefit from a healthy, growing economy. In addition to the mini-rally in 2012, we saw improved results for many cyclical companies in the second half of 2013, especially compared to more defensive sectors. We have also seen a recovery in M&A and IPO

Along with the onset of tapering, rising rates—
though still historically low on an absolute basis—
strongly suggest to us that we are moving closer,
if at times by fits and starts, to a stock market that
will reward quality businesses, especially those
poised to benefit from a healthy, growing economy.

In our position as bottom-up stock-pickers, we
have always thought less about markets and
indexes than we do about stocks and businesses.
As has always been the case, our daily work focuses
squarely on finding what we think are great
companies at attractive prices.

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No one knows exactly when or to what
degree, but it will shift. This helps to
explain why we think it’s important
to never get too excited during bullish
phases like the current period, just as
we believe investors should not get
too upset during corrections.

Markets are always changing.
We work hard to be prepared for
these changes, which is why we use
volatility and falling share prices to
our advantage. Related to this is the
idea of rotation. We cannot say for
sure what part of the equity market
will lead next—we are obviously
hoping that it’s high quality—but
it’s clear that a move will come. So
we do not expect five-year returns to
remain this robust, but we are still
enthusiastic about the potential for
small-cap returns.

Equally important, we have always
thought that any evaluation of
returns must be both long-term
and multi-dimensional in order to
measure more accurately what is
being accomplished. For example,
rolling returns are an excellent tool
to examine mutual fund performance.
It allows us to look at returns over
multiple time periods and to gauge
the experience of investors who enter
the market at different points of time.
We always try to keep in mind the
following maxim: If the number looks
too high, it probably is.

Letter to Our Shareholders

activity. Most important, there have been increased levels of overall business activity, evidenced by the final revision of third-quarter GDP, which was adjusted upward from 3.6% to 4.1%.

We’ve Got a Feeling
Of course, considering where we have been over the last five-plus, even 13-plus, years, it seems fair to ask what a return to an “Old Normal” would look like in the market. Our sense is that small-caps are not on a collision course with a sustained decline or a catastrophic correction such as we saw in late 2008-early 2009. It seems more likely to us that the market will undergo a series of small corrections that will slow the current breakneck pace of returns. From our perspective, this would be part of the larger normalization process affecting the economy and the financial markets. Corrections are a fact of life, and we have not seen one in more than a year. So there will be some pullback, but we believe it will be manageable, at least for those of us with a disciplined, long-term approach.
     As of this writing, the Russell 2000 Index may have hit, or may be nearing, another peak. Nonetheless, we see opportunity in our chosen asset class. So while the index as a whole looked overvalued to us at year-end, the primary selection universe for our domestic small-cap portfolios is much wider than the Russell 2000. It encompasses more than 4,000 companies with market caps up to $2.5 billion; we are also active in mid-cap stocks, a segment where the market caps fall between $2.5 billion and $5 billion. This area provides more than 400 additional names. Indeed, no small-cap index, including the Russell 2000, takes in the full measure of small-cap valuations or offers a complete selection space. In these days of ETFs and strong relative results for index-based investing, we think the enormous breadth of the small-cap world has been forgotten to some degree. In our position as bottom-up stock-pickers, we have always thought less about markets and indexes than we do about stocks and businesses. As has always been the case, our daily work focuses squarely on finding what we think are great companies at attractive prices. Our goal remains strong absolute returns over long-term periods. We cannot say for sure when conservatively capitalized, well-managed, and fundamentally sound businesses might assume market leadership. However, we are confident that they will in the not-too-distant future as the expanding economy leads investors to focus once more on fundamentals, particularly those that reveal high quality.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2014

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Royce Capital Fund 2013 Annual Report to Shareholders | 7

Royce Capital Fund–Micro-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			17.14%

One-Year			20.99

Three-Year			4.60

Five-Year			18.64

10-Year			7.87

15-Year			11.98

Since Inception (12/27/96)			12.03

ANNUAL EXPENSE RATIO

Operating Expenses			1.35%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2013	21.0%	2005	11.6%

2012	7.6	2004	13.8

2011	-12.1	2003	49.2

2010	30.1	2002	-12.9

2009	57.9	2001	29.7

2008	-43.3	2000	18.5

2007	4.0	1999	28.1

2006	21.1	1998	4.1

TOP 10 POSITIONS % of Net Assets

Patriot Transportation Holding			1.5%

Marten Transport			1.3

ATMI			1.3

Shoe Carnival			1.2

Total Energy Services			1.2

Kennedy-Wilson Holdings			1.2

Universal Stainless & Alloy Products			1.2

Global Power Equipment Group			1.2

Capella Education			1.1

Tesco Corporation			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.5%

Consumer Discretionary			15.6

Information Technology			14.8

Health Care			9.3

Materials			8.8

Energy			7.6

Financials			7.2

Consumer Staples			0.8

Utilities			0.1

Miscellaneous			4.9

Cash and Cash Equivalents			7.4

Manager’s Discussion
Royce Capital Fund–Micro-Cap Portfolio (RCM) enjoyed a solid year on an absolute basis, though it remained behind its micro-cap benchmark and the small-cap Russell 2000 Index. The Fund rose 21.0% in 2013, trailing its benchmark, the Russell Microcap Index, and the Russell 2000 Index, which had respective gains of 45.6% and 38.8% for the same period. A stronger, highly encouraging second half on both an absolute and relative basis was not enough to close the gap between RCM and these two indexes. We were pleased, though, to see a narrowing of the spread.
     As was the case in 2010, 2011, and 2012, the equity markets kicked the year off in explosive fashion, giving a dynamic start to 2013. RCM, however, failed to participate, gaining 2.5% in the first quarter versus 12.6% for its benchmark and 12.4% for the small-cap index. Indeed, the first quarter accounted for most of the Fund’s relative underperformance for the year. Data from FactSet showed that within the Russell 2000 REITs, commercial banks, and biotech were the small-cap index’s top contributing industries in the first quarter. None of these are areas that draw a significant amount of our attention because they typically fail to meet the portfolio’s balance sheet criteria and our general preference for high returns on invested capital.
     Volatility was a more forceful presence in the second quarter than it was in any other part of the year, though the month of December was close. From the beginning of April through the end of June, RCM picked up 0.8% versus 5.1% for the micro-cap index and 3.1% for the small-cap index. The second quarter saw the first round of tapering talk from the Fed, which initially panicked many investors. Discouraging news out of China, Brazil, Turkey, and Europe also contributed to falling share prices, which did not begin climbing again until early July.
     The resurgent third quarter was RCM’s strongest on both an absolute and relative basis. The Fund gained 9.7% for the quarter, while the Russell Microcap was up 11.6% and the Russell 2000 rose 10.2%. The Fed talked more about tapering through the summer and early fall, comments that included reassurances that it would begin slowing the pace of its bond-buying program only if it saw solid evidence of a sturdy economy. Along with an economy that kept growing and a federal deficit and unemployment rate that kept declining, investors seemed reassured, even if the rate of change seemed painfully slow. Following a short wave of volatility, which cooled the pace of returns in mid-December,

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Kirkland’s	1.00%

Graham Corporation	0.94

Stein Mart	0.77

hhgregg	0.76

Marten Transport	0.75

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

8 | Royce Capital Fund 2013 Annual Report to Shareholders

Performance and Portfolio Review

stocks rallied later in the month. For the fourth quarter RCM was up 6.8%, again trailing its benchmark (+10.3%) and the small-cap index (+8.7%).
     For the periods ended December 31, 2013, the Fund remained behind both indexes for one-, three-, and five-year spans. However, the Fund outpaced the Russell Microcap for the 10-year period and beat the Russell 2000 for the 15-year and since inception (12/27/96) periods ended December 31, 2013. (Data for the Russell Microcap Index only goes back to June 30, 2000.) RCM’s average annual total return since inception was 12.0%. We are quite proud of the Fund’s long-term record.
     PDI provides outsourced sales and other commercial services to pharmaceutical, biotechnology, and healthcare companies in the U.S. Its contract sales business did not grow as we had anticipated, which hurt results and led us to reduce our position between May and July. As a group, investments in the Materials sector, particularly those in the metals & mining category, detracted most from the portfolio’s calendar-year results. Three of the portfolio’s five largest detractors were precious metals miners. We reduced the Fund’s exposure to this industry, holding positions only in those companies that are well funded or, in the case of Pilot Gold, particularly well managed. Each in our view is capable of weathering a very challenging period for mining businesses—challenges that include rising operating costs and declining commodity prices—and benefiting from a recovery of commodity prices. We added a small number of shares of Endeavour Silver in January, March, and April, held our shares of Pilot Gold, and finished selling our stake in Allied Nevada Gold in November. During June we reduced our stake in Sprott Resource, a Toronto-based firm that invests and operates in oil and gas, energy, agriculture, precious metals, and other natural resources. (Three of RCM’s top five detractors were holdovers from the year’s first half.)
     A rising stock price led us to reduce our position in Kirkland’s, which profited from the resurgence in the housing industry as well as from analytical tools that allowed it to better understand and respond to sales activity at its stores. This created greater efficiency and better inventory management that in turn helped margins. Graham Corporation manufactures custom vacuum and heat transfer equipment. We bought shares when its niche business was slow and its valuation looked particularly attractive to us. Growing sales and record revenue in its fiscal fourth quarter drove its stock price upward, especially in the first half. We trimmed our position throughout the year, with the largest trims in July and October.

GOOD IDEAS AT THE TIME Top Detractors to 2013 Performance[1]

Endeavour Silver	-0.50%

Pilot Gold	-0.47

Sprott Resource	-0.41

PDI	-0.34

Allied Nevada Gold	-0.33

[1] Net of dividends

ROYCE CAPITAL FUND–MICRO-CAP PORTFOLIO VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$613 million

Number of Holdings	212

Turnover Rate	30%

Average Market Capitalization[1]	$449 million

Weighted Average P/E Ratio[2,3]	20.0x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	78.6%

Non-U.S. Investments (% of Net Assets)	14.0%

Ticker Symbol
Investment Class	RCMCX
Service Class	RCMSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (27% of portfolio holdings as of 12/31/13).

STATISTICAL MEASURES Five-Year Period Ended 12/31/13

	Sharpe Ratio	Standard Deviation

RCM	0.95	20.16

Russell Microcap	0.98	22.07

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2013 Annual Report to Shareholders | 9

Royce Capital Fund–Small-Cap Portfolio

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/13

July–December 2013[1]			19.86%

One-Year			34.75

Three-Year			13.61

Five-Year			19.03

10-Year			10.32

15-Year			12.26

Since Inception (12/27/96)			12.39

ANNUAL EXPENSE RATIO

Operating Expenses			1.06%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2013	34.8%	2005	8.6%

2012	12.5	2004	25.0

2011	-3.3	2003	41.1

2010	20.5	2002	-13.8

2009	35.2	2001	21.0

2008	-27.2	2000	33.3

2007	-2.1	1999	8.2

2006	15.6	1998	8.9

TOP 10 POSITIONS % of Net Assets

Vishay Intertechnology			3.2%

Unit Corporation			3.1

Fabrinet			3.1

Genworth MI Canada			3.0

G-III Apparel Group			2.9

NETGEAR			2.9

Buckle (The)			2.8

Shoe Carnival			2.3

Vera Bradley			2.3

Innospec			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			28.6%

Information Technology			23.2

Financials			14.3

Industrials			8.7

Energy			7.1

Health Care			6.0

Materials			5.3

Consumer Staples			2.5

Miscellaneous			1.1

Cash and Cash Equivalents			3.2

Manager’s Discussion
Royce Capital Fund–Small-Cap Portfolio (RCS) finished 2013 with a terrific absolute return even as it came up short on a relative basis. The Fund gained 34.8% for 2013 versus 38.8% for its small-cap benchmark, the Russell 2000 Index, for the same period. Relative underperformance notwithstanding, we were mostly pleased with RCS’s calendar-year results. While recent underperformance periods remain a source of frustration for us, the Fund did manage in 2013 to narrow the gap somewhat between its recent performances and those of its benchmark. This was accomplished in an environment that, especially in the first half of the year, was often not conducive to our disciplined approach.
     This approach emphasizes companies with strong balance sheets, high returns on invested capital, managements that prioritize the prudent allocation of capital, and positive cash flow characteristics that are also trading at what we think are attractively discounted valuations. Companies that possess these attributes trailed the market throughout the last three years. However, in the second halves of both 2012 and 2013 there were signs of a shift. For example, in the second quarter of 2013, when taper talk helped to usher in a round of volatility (and declining stock prices), we also saw encouraging levels of differentiation at the company, industry, and sector levels.
     During the first quarter, RCS rose 7.6% versus 12.4% for the Russell 2000. The Fund then rose 4.5% in the more volatile second quarter while its benchmark gained 3.1%. The markets became roiled in the aftermath of the Fed’s announcement in May that it would likely begin to taper its monthly bond-purchase program, which took place just after the 2013 low for the 10-year Treasury yield on May 2. From this date through December 31, 2013, RCS rose 24.8% versus 25.0% for the small-cap index. The Fund enjoyed a robust third quarter, though it fell behind its benchmark, gaining 9.1% compared to 10.2%. The fourth quarter was initially similar to the first and third—placidly bullish—until an unsettled December brought a short squall of volatility. The end result was a stronger relative performance for the Fund, up 9.9% versus 8.7% for the Russell 2000. RCS maintained its advantage over the small-cap index, outperforming the Russell 2000 for the 10-, 15-year, and since inception (12/27/96) periods ended December 31, 2013. RCS’s average annual total return since inception was 12.4%. We are proud of the Fund’s long-term record on both an absolute and relative basis.
     Consumer Discretionary led the Fund’s sector groups by a wide margin in 2013, though Financials, Information Technology, and Consumer Staples also made notable net contributions. The latter sector was home to RCS’s top performer for the calendar year.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Nu Skin Enterprises Cl. A	3.79%

G-III Apparel Group	2.41

Deckers Outdoor	1.82

Matrix Service	1.45

Fabrinet	1.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

10 | Royce Capital Fund 2013 Annual Report to Shareholders

Performance and Portfolio Review
Nu Skin Enterprises develops and distributes personal care skin products worldwide. After enjoying a strong first half, its share price gained additional momentum in the year’s last six months. In October, the company announced stronger-than-anticipated third-quarter earnings and raised its full-year guidance for 2013, driven by the success of a limited-time-offer for its new weight management system. We reduced our position through much of 2013.
     G-III Apparel Group—the Fund’s fifth-largest holding at year-end—benefited from investors recognizing the value in its growing product line and licensing deals. As the U.S.’s largest coat maker, the stock suffered for years from a seasonal bias as a “one-quarter stock”—after winter sales peaked (or when the winter was mild), its share price would often suffer. We added shares in the fall and winter of 2011-12 when warmer weather was helping to drive its price down. The company has been diversifying into dresses and sportswear, owns brands such as Wilsons Leather, Vilebrequin, and G.H. Bass, manufactures for Calvin Klein, Kenneth Cole, Cole Hahn, Tommy Hilfiger, and Ivanka Trump, and holds licenses for the NFL, NBA, MLB, and NHL. This impressive roster, along with growing profitability, drove the increase in its stock price, particularly after the firm raised guidance for fiscal 2013 in early June and then announced record earnings in its fiscal third quarter. We began to take gains in July. Deckers Outdoor makes footwear and accessories for outdoor activities. It operates various brands, most prominently boot maker UGG, which accounts for more than 80% of net sales. Its stock struggled in 2012 with rising sheepskin prices, a warmer-than-usual winter, and a dismal European market. Wall Street then appeared to think that UGG boots had been only a fad. We suspected otherwise and built our position in 2012 before taking gains as its share price rose in 2013.
     Wireless product maker NETGEAR saw its price slide through most of 2013. It dealt with a weak market in Europe, an acquisition in April that has not yet resulted in new product adoption, and a product execution problem in its storage business earlier in the year. Though we sold some shares in the fourth quarter, we built our stake through the end of the third because we think the firm remains well positioned to benefit from the global growth for wireless products. A significant contributor in 2012, clothing retailer American Eagle Outfitters has since struggled with stiff competition and declining sales. We sold some shares in 2013, though we still think this well-managed business with a strong niche in teen clothing can turn things around.

GOOD IDEAS AT THE TIME Top Detractors to 2013 Performance[1]

NETGEAR	-0.61%

American Eagle Outfitters	-0.50

Orthofix International	-0.20

Multi-Fineline Electronix	-0.18

Intrepid Potash	-0.13

[1] Net of dividends

ROYCE CAPITAL FUND–SMALL-CAP PORTFOLIO VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/96

Includes reinvestment of distributions.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Net Assets	$969 million

Number of Holdings	73

Turnover Rate	43%

Average Market Capitalization[1]	$1,477 million

Weighted Average P/E Ratio[2,3]	17.2x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	86.6%

Non-U.S. Investments (% of Net Assets)	10.2%

Ticker Symbol
Investment Class	RCPFX
Service Class	RCSSX

[1]Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings of its underlying stocks.

[3]The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/13).

STATISTICAL MEASURES Five-Year Period Ended 12/31/13

	Sharpe Ratio	Standard Deviation

RCS	1.04	18.30

Russell 2000	0.98	20.93

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

Royce Capital Fund 2013 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 92.6%

Consumer Discretionary – 15.6%
Auto Components - 1.1%
Drew Industries	111,879	$5,728,205
Fuel Systems Solutions [1]	66,900	927,903

		6,656,108

Diversified Consumer Services - 2.9%
American Public Education [1]	132,170	5,745,430
Capella Education	105,000	6,976,200
†JTH Holding Cl. A [1],[2]	42,200	1,025,460
Lincoln Educational Services	876,793	4,366,429

		18,113,519

Household Durables - 0.9%
Cavco Industries [1]	77,904	5,352,005

Internet & Catalog Retail - 0.2%
Vitacost.com [1]	258,500	1,496,715

Leisure Equipment & Products - 1.9%
†Black Diamond [1],[2]	120,300	1,603,599
Callaway Golf	481,412	4,058,303
†LeapFrog Enterprises Cl. A [1],[2]	318,900	2,532,066
†Smith & Wesson Holding Corporation [1],[2]	250,100	3,373,849

		11,567,817

Media - 0.2%
Saraiva S/A Livreiros Editores	107,300	1,181,130

Specialty Retail - 7.2%
Buckle (The)	76,025	3,995,874
Cato Corporation (The) Cl. A	152,300	4,843,140
Citi Trends [1]	298,786	5,079,362
†Destination Maternity	187,000	5,587,560
hhgregg [1],[2]	142,843	1,995,517
Kirkland’s [1]	235,880	5,583,279
Shoe Carnival	264,100	7,661,541
Stein Mart	463,478	6,233,779
Zumiez [1]	113,400	2,948,400

		43,928,452

Textiles, Apparel & Luxury Goods - 1.2%
†Culp	107,949	2,207,557
Perry Ellis International [1]	309,230	4,882,742

		7,090,299

Total (Cost $69,969,443)		95,386,045

Consumer Staples – 0.8%
Food Products - 0.5%
Asian Citrus Holdings	2,786,100	765,303
Sipef	30,400	2,413,087
Waterloo Investment Holdings [1],[3]	1,303,907	194,282

		3,372,672

Personal Products - 0.3%
†Medifast [1]	68,200	1,782,066

Total (Cost $5,005,852)		5,154,738

Energy – 7.6%
Energy Equipment & Services - 6.0%
Canadian Energy Services & Technology	97,800	2,128,629
Dawson Geophysical [1]	87,429	2,956,849
Geospace Technologies [1]	5,412	513,220
Gulf Island Fabrication	239,918	5,570,896
Lamprell [1]	515,400	1,197,001
Natural Gas Services Group [1]	185,235	5,106,929
Tesco Corporation [1]	345,280	6,829,638
TGC Industries [1]	672,840	4,911,732
Total Energy Services	385,500	7,483,182

		36,698,076

Oil, Gas & Consumable Fuels - 1.6%
Contango Oil & Gas [1]	44,607	2,108,127
Gran Tierra Energy [1]	173,100	1,265,361
Renewable Energy Group [1]	49,500	567,270
Sprott Resource	1,087,300	2,374,710
Triangle Petroleum [1]	433,404	3,605,921

		9,921,389

Total (Cost $29,849,821)		46,619,465

Financials – 7.2%
Capital Markets - 3.4%
FBR & Co. [1]	152,816	4,031,286
Gluskin Sheff + Associates	58,700	1,420,183
GMP Capital	330,700	2,185,469
INTL FCStone [1]	232,569	4,311,829
†JMP Group	242,751	1,796,357
†Silvercrest Asset Management Group Cl. A	113,200	1,930,060
U.S. Global Investors Cl. A	198,700	504,698
Westwood Holdings Group	72,527	4,490,147

		20,670,029

Commercial Banks - 1.1%
BCB Holdings [1]	1,303,907	313,084
†John Marshall Bank [1],[4]	44,600	619,940
Pacific Continental	238,800	3,806,472
†TriState Capital Holdings [1]	152,972	1,814,248

		6,553,744

Diversified Financial Services - 0.3%
PICO Holdings [1]	96,835	2,237,857

Insurance - 0.2%
Navigators Group (The) [1]	22,536	1,423,374

Real Estate Management & Development - 2.2%
†AV Homes [1]	107,700	1,956,909
Brasil Brokers Participacoes	742,200	1,840,360
Kennedy-Wilson Holdings	329,330	7,327,593
Midland Holdings	4,750,000	2,290,987

		13,415,849

Total (Cost $39,608,745)		44,300,853

Health Care – 9.3%
Biotechnology - 0.9%
†BIND Therapeutics [1],[2]	22,000	331,980

12 | Royce Capital Fund 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Health Care (continued)
Biotechnology (continued)
Burcon NutraScience [1]	140,303	$406,879
Dyax Corporation [1]	336,216	2,531,707
Halozyme Therapeutics [1],[2]	25,700	385,243
Lexicon Pharmaceuticals [1]	1,018,079	1,832,542

		5,488,351

Health Care Equipment & Supplies - 4.7%
Cerus Corporation [1],[2]	555,557	3,583,343
CryoLife	199,189	2,209,006
Cynosure Cl. A [1]	102,100	2,724,028
Exactech [1]	135,317	3,215,132
Merit Medical Systems [1]	170,035	2,676,351
SurModics [1]	153,378	3,740,889
Syneron Medical [1]	439,785	5,409,355
Trinity Biotech ADR Cl. A	85,570	2,151,230
ZELTIQ Aesthetics [1]	165,969	3,138,474

		28,847,808

Health Care Providers & Services - 2.4%
†Bio-Reference Laboratories [1],[2]	45,000	1,149,300
CorVel Corporation [1]	92,321	4,311,391
IPC The Hospitalist [1]	25,524	1,515,870
PDI [1]	322,920	1,553,245
U.S. Physical Therapy	175,160	6,176,142

		14,705,948

Life Sciences Tools & Services - 0.3%
Furiex Pharmaceuticals [1]	38,800	1,629,988

Pharmaceuticals - 1.0%
Unichem Laboratories	434,034	1,368,307
Vetoquinol	75,599	3,192,846
Zogenix [1]	511,678	1,760,172

		6,321,325

Total (Cost $35,431,584)		56,993,420

Industrials – 23.5%
Aerospace & Defense - 0.6%
AeroVironment [1]	67,000	1,951,710
American Science & Engineering	27,300	1,963,143

		3,914,853

Building Products - 2.1%
AAON	107,308	3,428,490
Quanex Building Products	232,400	4,629,408
WaterFurnace Renewable Energy	202,500	4,573,288

		12,631,186

Commercial Services & Supplies - 2.3%
Courier Corporation	175,418	3,173,312
Ennis	293,449	5,194,047
Heritage-Crystal Clean [1]	63,734	1,305,910
†Hudson Technologies [1]	319,100	1,180,670
Team [1]	39,700	1,680,898
†US Ecology	44,900	1,669,831

		14,204,668
Construction & Engineering - 2.4%

Layne Christensen [1]	239,169	4,085,007
†MYR Group [1]	139,200	3,491,136
Severfield-Rowen [1]	3,391,250	3,383,483
Sterling Construction [1]	318,747	3,738,902

		14,698,528

Electrical Equipment - 3.0%
Global Power Equipment Group	369,588	7,232,837
Graphite India	2,131,709	2,757,040
LSI Industries	648,613	5,623,475
Powell Industries	42,100	2,820,279

		18,433,631

Machinery - 6.3%
AIA Engineering	172,693	1,334,808
Foster (L.B.) Company	134,146	6,343,764
FreightCar America	227,391	6,053,148
Gorman-Rupp Company (The)	55,837	1,866,631
Graham Corporation	161,220	5,850,674
Kadant	129,031	5,228,336
Key Technology [1]	292,129	4,186,209
RBC Bearings [1]	44,122	3,121,631
Semperit AG Holding	92,642	4,587,474

		38,572,675

Professional Services - 3.6%
CRA International [1]	235,706	4,666,979
Exponent	37,297	2,888,280
GP Strategies [1]	211,908	6,312,739
Kforce	168,200	3,441,372
†Resources Connection	334,600	4,794,818

		22,104,188

Road & Rail - 2.8%
Marten Transport	403,070	8,137,983
Patriot Transportation Holding [1]	216,240	8,976,123

		17,114,106

Trading Companies & Distributors - 0.4%
Houston Wire & Cable	186,700	2,498,046

Total (Cost $107,585,048)		144,171,881

Information Technology – 14.8%
Communications Equipment - 2.0%
Ceragon Networks [1]	407,300	1,209,681
COM DEV International [1]	303,700	1,069,276
Digi International [1]	297,084	3,600,658
KVH Industries [1]	255,100	3,323,953
Parrot [1]	45,520	1,239,912
†Procera Networks [1]	109,100	1,638,682

		12,082,162

Computers & Peripherals - 1.0%
Avid Technology [1]	82,093	669,058
Super Micro Computer [1]	314,311	5,393,577
Xyratex	20,300	269,787

		6,332,422

Electronic Equipment, Instruments & Components - 1.9%
Electro Rent	122,800	2,274,256
Fabrinet [1]	217,969	4,481,442
GSI Group [1]	355,500	3,995,820

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Annual Report to Shareholders | 13

Schedules of Investments

Royce Capital Fund–Micro-Cap Portfolio (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
†Neonode [1],[2]	110,965	$701,299

		11,452,817

Internet Software & Services - 0.7%
QuinStreet [1]	320,700	2,786,883
World Energy Solutions [1]	341,700	1,469,310

		4,256,193

IT Services - 0.8%
CSE Global	1,592,500	965,381
EPAM Systems [1]	68,548	2,395,067
Forrester Research	37,194	1,423,043

		4,783,491

Semiconductors & Semiconductor Equipment - 6.5%
Advanced Energy Industries [1]	160,500	3,669,030
ATMI [1]	254,500	7,688,445
AXT [1]	919,547	2,400,018
†Brooks Automation	433,400	4,546,366
Cascade Microtech [1]	10,300	95,996
GSI Technology [1]	513,861	3,412,037
Integrated Silicon Solution [1]	488,899	5,910,789
†LTX-Credence Corporation [1]	347,600	2,777,324
M/A-COM Technology Solutions Holdings [1]	163,742	2,781,977
†Photronics [1]	215,100	1,942,353
Rudolph Technologies [1]	56,893	667,924
Sigma Designs [1]	661,545	3,122,492
Ultra Clean Holdings [1]	126,076	1,264,542

		40,279,293

Software - 1.9%
Monotype Imaging Holdings	155,242	4,946,010
TeleNav [1]	296,400	1,953,276
VASCO Data Security International [1]	606,829	4,690,788

		11,590,074

Total (Cost $76,511,193)		90,776,452

Materials – 8.8%
Chemicals - 2.2%
C. Uyemura & Co.	33,700	1,472,035
FutureFuel Corporation	196,100	3,098,380
LSB Industries [1]	47,200	1,936,144
Quaker Chemical	62,488	4,815,950
Societe Internationale de Plantations d’Heveas	28,985	2,037,594

		13,360,103

Metals & Mining - 6.6%
Alamos Gold	162,900	1,973,663
Argonaut Gold [1]	135,100	676,613
Bear Creek Mining [1]	468,200	643,513
Endeavour Mining [1]	1,024,900	463,123
Endeavour Silver [1],[2]	587,200	2,131,536
Geodrill [1]	1,217,200	847,944
Gold Standard Ventures [1]	700,000	476,000
Goldgroup Mining [1]	652,000	49,103
Haynes International	81,170	4,483,831
Horsehead Holding Corporation [1]	362,703	5,879,416
Imdex	782,292	433,075
Lumina Copper [1]	290,000	1,717,204
McEwen Mining [1],[2]	1,042,296	2,042,900
Olympic Steel	203,228	5,889,547
Phoscan Chemical [1]	2,968,200	866,220
Pilot Gold [1]	1,669,325	1,351,489
Quaterra Resources [1]	895,000	89,500
Silvercorp Metals	486,600	1,114,314
Synalloy Corporation	126,641	1,945,206
Universal Stainless & Alloy Products [1]	200,736	7,238,540
Western Copper and Gold [1]	720,000	504,000

		40,816,737

Total (Cost $51,783,914)		54,176,840

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	1,844,000	512,102

Total (Cost $2,120,432)		512,102

Miscellaneous [5] – 4.9%
Total (Cost $27,149,643)		30,067,925

TOTAL COMMON STOCKS
(Cost $445,015,675)		568,159,721

REPURCHASE AGREEMENT – 9.9%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $60,817,000 (collateralized
by obligations of various U.S. Government
Agencies, 2.36%-3.625% due 2/15/20-12/14/22,
valued at $62,036,850)
(Cost $60,817,000)		60,817,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.5%
U.S. Treasury Notes
0.25%-2.125%
due 8/15/15-5/15/22	$133,005	133,553
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)		14,834,312

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $14,967,865)		14,967,865

14 | Royce Capital Fund 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

VALUE
TOTAL INVESTMENTS – 105.0%
(Cost $520,800,540)	$643,944,586
LIABILITIES LESS CASH
AND OTHER ASSETS – (5.0)%	(30,525,154)

NET ASSETS – 100.0%	$613,419,432

Royce Capital Fund–Small-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 96.8%

Consumer Discretionary – 28.6%
Automobiles - 0.7%
Thor Industries	126,715	$6,998,469

Media - 1.8%
Saga Communications Cl. A	150,217	7,555,915
World Wrestling Entertainment Cl. A	615,158	10,199,320

		17,755,235

Specialty Retail - 15.0%
American Eagle Outfitters	669,615	9,642,456
Ascena Retail Group [1]	763,980	16,165,817
Buckle (The)	520,519	27,358,479
Cato Corporation (The) Cl. A	493,311	15,687,290
GameStop Corporation Cl. A	89,272	4,397,539
Genesco [1]	219,000	16,000,140
Guess?	531,054	16,499,848
Shoe Carnival	784,243	22,750,889
Stein Mart	1,209,230	16,264,143

		144,766,601

Textiles, Apparel & Luxury Goods - 11.1%
Barry (R.G.)	182,373	3,519,799
Crocs [1]	1,241,778	19,769,106
Deckers Outdoor [1]	187,222	15,812,770
G-III Apparel Group [1]	385,194	28,423,465
Steven Madden [1]	483,902	17,705,974
Vera Bradley [1],[2]	931,570	22,394,943

		107,626,057

Total (Cost $181,370,122)		277,146,362

Consumer Staples – 2.5%
Food & Staples Retailing - 0.7%
Village Super Market Cl. A	226,844	7,034,432

Personal Products - 1.8%
Inter Parfums	194,975	6,982,055
Nu Skin Enterprises Cl. A	75,677	10,460,075

		17,442,130

Total (Cost $12,529,186)		24,476,562

Energy – 7.1%
Energy Equipment & Services - 6.4%
Helmerich & Payne	34,400	2,892,352
Matrix Service [1]	839,304	20,537,769
Oil States International [1]	81,386	8,278,584
Unit Corporation [1]	587,654	30,334,699

		62,043,404

Oil, Gas & Consumable Fuels - 0.7%
Cimarex Energy	61,518	6,453,854

Total (Cost $39,061,946)		68,497,258

Financials – 14.3%
Capital Markets - 2.0%
Federated Investors Cl. B	680,001	19,584,029

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Annual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund–Small-Cap Portfolio (continued)

	SHARES	VALUE
Financials (continued)
Commercial Banks - 2.2%
†Camden National	186,536	$7,875,550
City Holding Company	283,240	13,122,509

		20,998,059

Insurance - 5.4%
Allied World Assurance Company Holdings	124,725	14,070,227
Aspen Insurance Holdings	366,609	15,144,618
Montpelier Re Holdings	266,121	7,744,121
Reinsurance Group of America	201,000	15,559,410

		52,518,376

Thrifts & Mortgage Finance - 4.7%
Genworth MI Canada	834,700	28,783,301
TrustCo Bank Corp. NY	2,286,723	16,418,671

		45,201,972

Total (Cost $86,871,323)		138,302,436

Health Care – 6.0%
Health Care Providers & Services - 6.0%
Chemed Corporation	261,377	20,026,706
Magellan Health Services [1]	252,723	15,140,635
MEDNAX [1]	207,220	11,061,403
U.S. Physical Therapy	345,741	12,190,828

Total (Cost $35,314,656)		58,419,572

Industrials – 8.7%
Aerospace & Defense - 1.3%
Cubic Corporation	246,200	12,964,892

Commercial Services & Supplies - 1.6%
†UniFirst Corporation	144,312	15,441,384

Machinery - 3.2%
Alamo Group	327,387	19,869,117
Kennametal	94,195	4,904,734
Miller Industries	307,186	5,722,875

		30,496,726

Road & Rail - 0.8%
Knight Transportation	422,600	7,750,484

Trading Companies & Distributors - 1.8%
Applied Industrial Technologies	356,753	17,513,005

Total (Cost $61,178,366)		84,166,491

Information Technology – 23.2%
Communications Equipment - 5.8%
NETGEAR [1]	850,545	28,016,952
Plantronics	377,430	17,531,623
†TESSCO Technologies	266,649	10,751,288

		56,299,863

Electronic Equipment, Instruments & Components - 8.5%
Fabrinet [1]	1,452,573	29,864,901
†Key Tronic [1,6]	614,672	6,773,685
Littelfuse	13,531	1,257,436
MTS Systems	36,996	2,635,965
Rofin-Sinar Technologies [1]	407,784	11,018,324
Vishay Intertechnology [1]	2,318,153	30,738,709

		82,289,020

IT Services - 3.8%
Convergys Corporation	892,192	18,780,642
ManTech International Cl. A	591,385	17,700,153

		36,480,795

Office Electronics - 1.3%
Zebra Technologies Cl. A [1]	232,266	12,560,945

Semiconductors & Semiconductor Equipment - 3.8%
GSI Technology [1]	189,639	1,259,203
IXYS Corporation	682,993	8,858,419
MKS Instruments	372,700	11,158,638
Synaptics [1],[2]	213,700	11,071,797
Teradyne [1]	283,000	4,986,460

		37,334,517

Total (Cost $190,867,978)		224,965,140

Materials – 5.3%
Chemicals - 3.2%
Innophos Holdings	186,310	9,054,666
Innospec	476,935	22,043,936

		31,098,602

Containers & Packaging - 0.5%
UFP Technologies [1]	177,566	4,478,214

Paper & Forest Products - 1.6%
†Schweitzer-Mauduit International	305,804	15,739,732

Total (Cost $44,690,236)		51,316,548

Miscellaneous [5] – 1.1%
Total (Cost $9,827,135)		10,962,882

TOTAL COMMON STOCKS
(Cost $661,710,948)		938,253,251

REPURCHASE AGREEMENT – 4.0%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $38,941,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at
$39,722,569)
(Cost $38,941,000)		38,941,000

16 | Royce Capital Fund 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $23,104,834)	$23,104,834

TOTAL INVESTMENTS – 103.2%
(Cost $723,756,782)	1,000,299,085

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.2)%	(31,193,564)

NET ASSETS – 100.0%	$969,105,521

†	New additions in 2013.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2013.
[3]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	This security is defined as a Level 2 security due to the fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2013 and less than 1% of net assets.
[6]
At December 31, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Annual Report to Shareholders | 17

Statements of Assets and Liabilities	December 31, 2013

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$583,127,586	$954,584,400
Affiliated Companies	–	6,773,685
Repurchase agreements (at cost and value)	60,817,000	38,941,000
Cash and foreign currency	42,708	221
Receivable for investments sold	1,604,644	6,872,049
Receivable for capital shares sold	194,716	653,232
Receivable for dividends and interest	906,632	646,311
Prepaid expenses and other assets	1,671	2,615
Total Assets	646,694,957	1,008,473,513
LIABILITIES:
Payable for collateral on loaned securities	14,967,865	23,104,834
Payable for investments purchased	16,970,054	1,046,443
Payable for capital shares redeemed	618,365	14,261,656
Payable for investment advisory fees	639,129	815,655
Accrued expenses	80,112	139,404
Total Liabilities	33,275,525	39,367,992
Net Assets	$613,419,432	$969,105,521
ANALYSIS OF NET ASSETS:
Paid-in capital	$455,814,987	$598,179,480
Undistributed net investment income (loss)	(1,695,052)	571,390
Accumulated net realized gain (loss) on investments and foreign currency	36,150,883	93,812,282
Net unrealized appreciation (depreciation) on investments and foreign currency	123,148,614	276,542,369
Net Assets	$613,419,432	$969,105,521
Investment Class	$572,666,324	$736,916,775
Service Class	40,753,108	232,188,746
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	44,628,022	52,946,117
Service Class	3,203,588	16,904,403
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$12.83	$13.92
Service Class	12.72	13.74
Investments at identified cost	$459,983,540	$684,815,782
Market value of loaned securities	14,617,520	22,632,616

18 | Royce Capital Fund 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,172,035)	$2,330,748	$664,506	$9,505,137
Net realized gain (loss) on investments and foreign currency	44,622,348	17,880,619	94,251,658	49,554,361
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	68,959,434	23,099,628	169,490,816	35,711,985

Net increase (decrease) in net assets from investment operations	111,409,747	43,310,995	264,406,980	94,771,483

DISTRIBUTIONS:
Net investment income
Investment Class	(2,773,314)	–	(7,334,482)	(667,778)
Service Class	(129,808)	–	(2,049,052)	(39,734)
Net realized gain on investments and foreign currency
Investment Class	(14,533,900)	(11,906,469)	(38,123,021)	(15,369,932)
Service Class	(1,029,260)	(786,410)	(11,915,684)	(3,569,688)

Total distributions	(18,466,282)	(12,692,879)	(59,422,239)	(19,647,132)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	40,124,309	58,248,188	94,415,549	209,348,184
Service Class	9,376,424	16,020,218	36,125,376	60,473,384
Distributions reinvested
Investment Class	17,307,214	11,906,469	45,457,503	16,037,710
Service Class	1,159,068	786,410	13,964,736	3,609,422
Value of shares redeemed
Investment Class	(115,122,181)	(125,493,292)	(187,804,627)	(319,208,920)
Service Class	(12,649,040)	(7,399,459)	(10,480,881)	(3,749,290)

Net increase (decrease) in net assets from capital share
transactions	(59,804,206)	(45,931,466)	(8,322,344)	(33,489,510)

NET INCREASE (DECREASE) IN NET ASSETS	33,139,259	(15,313,350)	196,662,397	41,634,841
NET ASSETS:
Beginning of year	580,280,173	595,593,523	772,443,124	730,808,283

End of year	$613,419,432	$580,280,173	$969,105,521	$772,443,124

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(1,695,052)	$188,221	$571,390	$9,501,778

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Annual Report to Shareholders | 19

Statements of Operations	Year Ended December 31, 2013

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$5,676,677	$10,211,008
Foreign withholding tax	(271,874)	(149,884)
Interest	10,026	5,677
Securities lending	175,961	403,819

Total income	5,590,790	10,470,620

Expenses:
Investment advisory fees	7,265,478	8,855,310
Distribution fees	93,731	486,460
Custody	134,791	91,549
Shareholder reports	83,733	140,812
Administrative and office facilities	63,581	90,951
Audit	52,275	37,129
Trustees’ fees	43,372	63,338
Shareholder servicing	13,433	13,244
Legal	5,006	7,402
Other expenses	16,904	20,223

Total expenses	7,772,304	9,806,418
Compensating balance credits	(91)	(304)
Expenses reimbursed by investment adviser	(9,388)	–

Net expenses	7,762,825	9,806,114

Net investment income (loss)	(2,172,035)	664,506

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	44,732,066	94,269,580
Foreign currency transactions	(109,718)	(17,922)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	68,950,846	169,490,749
Other assets and liabilities denominated in foreign currency	8,588	67

Net realized and unrealized gain (loss) on investments and foreign currency	113,581,782	263,742,474

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$111,409,747	$264,406,980

20 | Royce Capital Fund 2013 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2013	$10.95	$(0.04)	$2.32	$2.28	$(0.06)	$(0.34)	$(0.40)	$12.83	20.99%	$572,666	1.32%	1.32%	1.32%	(0.36)%	30%
2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21
2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35
2009	6.03	(0.01)	3.50	3.49	–	–	–	9.52	57.88	522,092	1.33	1.33	1.33	(0.13)	33

Micro-Cap Portfolio – Service Class
2013	$10.87	$(0.07)	$2.30	$2.23	$(0.04)	$(0.34)	$(0.38)	$12.72	20.65%	$40,753	1.60%	1.60%	1.58%	(0.62)%	30%
2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21
2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35
2009	6.02	(0.03)	3.50	3.47	–	–	–	9.49	57.64	6,907	1.73	1.73	1.58	(0.36)	33

Small-Cap Portfolio – Investment Class
2013	$11.03	$0.03	$3.75	$3.78	$(0.14)	$(0.75)	$(0.89)	$13.92	34.75%	$736,917	1.05%	1.05%	1.05%	0.13%	43%
2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62
2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34
2009	6.42	0.01	2.25	2.26	–	–	–	8.68	35.20	467,401	1.07	1.07	1.07	0.20	46

Small-Cap Portfolio – Service Class
2013	$10.91	$(0.02)	$3.73	$3.71	$(0.13)	$(0.75)	$(0.88	$13.74	34.44%	$232,189	1.31%	1.31%	1.31%	(0.12)%	43%
2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62
2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34
2009	6.40	(0.00)	2.24	2.24	–	–	–	8.64	35.00	5,160	1.62	1.62	1.36	(0.04)	46

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2013 Annual Report to Shareholders | 21

Notes to Financial Statements

Summary of Significant Accounting Policies:

     Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Common Stocks	$567,345,499	$619,940	$194,282	$568,159,721
Cash Equivalents	14,967,865	60,817,000	–	75,784,865
Small-Cap Portfolio
Common Stocks	938,253,251	–	–	938,253,251
Cash Equivalents	23,104,834	38,941,000	–	62,045,834

For the year ended December 31, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2013, securities valued at $32,972,051 were transferred from Level 2 to Level 1 for Royce Micro-Cap Portfolio within the fair value hierarchy.

22 | Royce Capital Fund 2013 Annual Report to Shareholders

Valuation of Investments (continued):
Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 12/31/13
Micro-Cap Portfolio
Common Stocks	$190,631	$3,651	$194,282

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2013:

	Gross Amount of Assets and
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Received and Pledged	Net Amount
Micro-Cap Portfolio
Securities on Loan/Collateral on Loaned Securities	$14,967,865	$(14,967,865)	$–
Small-Cap Portfolio
Securities on Loan/Collateral on Loaned Securities	23,104,834	(23,104,834)	–

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Royce Capital Fund 2013 Annual Report to Shareholders | 23

Notes to Financial Statements (continued)

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 11, 2014. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2013.

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12

Micro-Cap Portfolio
Investment Class	3,459,489	5,282,384	1,411,681	1,127,507	(9,883,779)	(11,493,769)	(5,012,609)	(5,083,878)
Service Class	819,148	1,466,845	95,318	74,967	(1,093,944)	(679,581)	(179,478)	862,231

Small-Cap Portfolio
Investment Class	7,433,565	19,500,699	3,448,976	1,494,661	(14,508,249)	(29,094,754)	(3,625,708)	(8,099,394)
Service Class	3,003,292	5,660,111	1,073,385	339,870	(797,085)	(349,380)	3,279,592	5,650,601

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2014. For the year ended December 31, 2013, Micro-Cap Portfolio recorded advisory fees of $7,265,478 and Small-Cap Portfolio recorded advisory fees of $8,855,310.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2013, Micro-Cap Portfolio-Service Class recorded net distribution fees of $93,731 and Small-Cap Portfolio-Service Class recorded net distribution fees of $486,460.

Purchases and Sales of Investment Securities:
       For the year ended December 31, 2013, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$153,178,940	$232,867,400
Small-Cap Portfolio	362,884,137	418,507,789

24 | Royce Capital Fund 2013 Annual Report to Shareholders

Class Specific Expenses:
       Class specific expenses were as follows for the year ended December 31, 2013:

						Class Level
				Transfer		Expenses
	Net			Agent		Reimbursed by
	Distribution	Shareholder	Shareholder	Balance		Investment
	Fees	Servicing	Reports	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$7,031	$71,275	$(3)	$78,303	$–
Micro-Cap Portfolio – Service Class	93,731	6,402	12,458	(1)	112,590	9,388
	93,731	13,433	83,733	(4)		9,388
Small-Cap Portfolio – Investment Class	–	6,922	99,638	(3)	106,557	–
Small-Cap Portfolio – Service Class	486,460	6,322	41,174	(1)	533,955	–
	486,460	13,244	140,812	(4)

Tax Information:
     At December 31, 2013, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$526,975,206	$116,969,380	$163,937,294	$46,967,914
Small-Cap Portfolio	723,843,764	276,455,321	283,017,013	6,561,692

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.
Distributions during the years ended December 31, 2013 and 2012, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2013	2012	2013	2012
Micro-Cap Portfolio	$2,903,122	$–	$15,563,160	$12,692,879
Small-Cap Portfolio	13,512,229	707,512	45,910,010	18,939,620

The tax basis components of distributable earnings at December 31, 2013, were as follows:

	Undistributed	Undistributed	Net Unrealized	Total
	Ordinary	Long-Term	Appreciation	Distributable
	Income	Capital Gains	(Depreciation)[1]	Earnings
Micro-Cap Portfolio	$1,300,753	$39,329,745	$116,973,947	$157,604,445
Small-Cap Portfolio	27,848,682	66,695,914	276,381,445	370,926,041
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2013, the Funds recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Micro-Cap Portfolio	$3,191,885	$(3,191,885)	–
Small-Cap Portfolio	(211,359)	211,359	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2010 – 2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2013:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	Gain (Loss)	Income	12/31/13	12/31/13
Small-Cap Portfolio
Key Tronic			$6,621,370	–	–	–	614,672	$6,773,685
								$6,773,685

Royce Capital Fund 2013 Annual Report to Shareholders | 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2014

26 | Royce Capital Fund 2013 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire six-month period ended December 31, 2013. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2013, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/13	12/31/13	Period[1]	7/1/13	12/31/13	Period[1]	Ratio[2]
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,171.35	$7.22	$1,000.00	$1,018.55	$6.72	1.32%
Small-Cap Portfolio	1,000.00	1,198.65	5.87	1,000.00	1,019.86	5.40	1.06%

Service Class

Micro-Cap Portfolio	1,000.00	1,169.95	8.64	1,000.00	1,017.24	8.03	1.58%
Small-Cap Portfolio	1,000.00	1,197.31	7.37	1,000.00	1,018.50	6.77	1.33%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information

In January 2014, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2013.

2013 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Micro-Cap Portfolio	100.00%	N/A	87.67%	$15,563
Small-Cap Portfolio	100.00%	N/A	60.30%	45,910

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Royce Capital Fund 2013 Annual Report to Shareholders | 27

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

W. Whitney George, Trustee1, Vice President
Age: 55 | Number of Funds Overseen: 34 | Tenure: Since September 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past 5 Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Trustee
Age: 65 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs prior business experience includes having served on as President of The Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program, and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 71 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc. and Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002) and Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005) and Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce and Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

28 | Royce Capital Fund 2013 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio (up to 35%) and Royce Capital Fund–Small-Cap Portfolio (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

Royce Capital Fund 2013 Annual Report to Shareholders | 29

Results of Shareholder Meeting

Royce Capital Funds
At a special meeting of shareholders held on September 26, 2013, the Fund’s shareholders elected eight Trustees, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	98,499,146	3,329,674

W. Whitney George	98,669,744	3,159,076

Patricia W. Chadwick	98,624,801	3,204,019

Richard M. Galkin	98,453,156	3,375,664

Stephen L. Isaacs	98,436,453	3,392,367

Arthur S. Mehlman	98,475,596	3,353,224

David L. Meister	98,497,015	3,331,805

G. Peter O’Brien	98,605,490	3,223,330

30 | Royce Capital Fund 2013 Annual Report to Shareholders

2013 In Quotes

Points to Ponder

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
— Brian Rodgers, Barron’s, January 26, 2013

While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
— Michael Mauboussin, Morningstar Advisor, April/May 2013

Solid companies selling at depressed prices have consistently helped generations of the world’s most successful investors preserve capital, minimize risk, and achieve long-term, market-trampling returns.
— Rex Moore, The Motley Fool, May 24, 2013

Over the long term, while there is no perfect predictor, the only factor that has decent predictive power is, “What price am I paying against fundamentals?”
— Cliff Asness, Barron’s, August 31, 2013

In Absolute Agreement

It’s not during up years that great investment track records are made.
— Charles de Vaulx, International Value Advisers, The Art of Value Investing

Most risk management is really just advanced contingency planning and disciplining yourself to realize that, given enough time, very low probability events not only can happen, but they absolutely will happen.
— Lloyd Blankfein, CNBC, July 25, 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak-to-trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
— Leon Cooperman, Barron’s, May 18, 2013

We are different from most fund managers in how we think about risk. To most managers, and most fund evaluation services, risk is defined either as volatility of returns or deviation from the S&P returns. We define risk as losing money.
— Bill Nygren, Oakmark Funds Third Quarter 2013 Report

Adopt simple rules and stick to them.
— Benjamin Graham

Cocktail Conversation

Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing — it is speculating.
— Barton Biggs, Diary of a Hedgehog

There are two elephants in the room that no one wants to talk about: inflation and higher rates.
— David Winters, Barron’s, March 23, 2013

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
— Longleaf Partners Fund, First Quarter 2013 Report

Value investing works because it is contrary to naïve strategies of other investors, which include extrapolating past earnings growth too far into the future and assuming that a well-run company will always be a good investment, regardless of price.
— Josef Lakonishok, Institutional Investor, May 12, 2013

Markets can remain irrational a lot longer than you and I can remain solvent.
— John Maynard Keynes

Timeless Tidbits

Incompetence is the disease of idiots. Overconfidence is the mistake of experts... Incompetence irritates me. Overconfidence terrifies me.
— Malcolm Gladwell

There are more fools among buyers than among sellers.
— Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
— Ayn Rand

Things turn out best for people who make the best of the way things turn out.
— John Wooden

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

This page is not part of the 2013 Annual Report to Shareholders | 31

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32 | This page is not part of the 2013 Annual Report to Shareholders

It’s a Small World

Co-Chief Investment Officer and Managing Director Francis Gannon looks at the geographic sources of small-cap revenues and discusses Royce’s expansion into international investing.

There have always been generalizations about the economy and the stock market. Many possess a degree of truth, but at least an equal number are just as often exaggerated, misunderstood, or just plain wrong. This is particularly true when it comes to the small-cap asset class. Considering the barrage of macro headlines that have affected global stock markets over the last several years, we thought it would be worthwhile to once again examine the state of international small-caps and the effect of international revenues on recent small-cap performance.
   These issues interest us for two related reasons: Many of the cyclical sectors in which we routinely find bargains that we like—industrials, information technology, energy, and materials—often derive a sizable chunk of their respective revenues from outside the U.S. We also have been expanding our activities in non-U.S. investing over the last several years. All of this makes the state of international investing particularly interesting to us.
   Earlier in 2013, some observers claimed that because many companies in the small-cap Russell 2000 Index are more closely tied to domestic growth, the index was able to hold an advantage over its large-cap counterparts. (This advantage held true for the year as a whole—small-cap led the domestic indexes, and all had higher returns than their non-U.S. counterparts.) The argument developed the idea that greater stateside focus benefited smaller companies particularly earlier this year when investors were worried about economic growth in Europe and Asia.
   2013’s results notwithstanding, others see a greater focus on the U.S. as a potential disadvantage, believing that the typically higher percentage of domestically generated revenue for small companies may keep them from enjoying the benefits of faster-growing foreign economies.

   We examine the source of revenues for each company that we look at, though we are only concerned with their geographic origin if our analysis suggests that location is a potential threat to their sustainability. However, we suspect that the weighted average percentage of revenue being generated outside of the U.S. for many of our portfolios that invest primarily in U.S. smaller companies would be greater than that of the Russell 2000.
   This is in large part a matter of what we choose to own versus what we do not—a clear benefit of active management in our view. For example, we are generally underweight, or do not own, utilities, real estate investment trusts, and small banks, all of which make up a good-sized portion of the Russell 2000 and generate most of their income domestically. At the same time, we have greater exposure to more cyclical areas of the market that are more closely tied to the global economy, such as information technology, industrials, materials, and energy.
   Over the last 15 years, we have expanded our search for undervalued companies by moving beyond our borders. Our initial forays into international investing generally involved companies headquartered abroad that had a strong U.S. presence. We then began to expand our scope to include companies with sizable operations outside the U.S. Our commitment to international investing is rooted in the Royce tradition aiming to capitalize on market inefficiencies to generate strong absolute returns while actively managing risk.
   In addition, we embrace the idea that quality is a global concept that transcends borders. The same attributes that we seek in smaller U.S. companies—strong balance sheets, an established record of profitability, high returns on invested capital, and the ability to generate free cash flow—can be found in international businesses. This is why investing in non-U.S. companies has become an important part of our asset management efforts.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2013 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $39 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 40 years. Charles M. Royce, our President, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 22 Portfolio Managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $200 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2.  Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2013 - $48,280
Year ended December 31, 2012 - $43,433

(b)	Audit-Related Fees:
Year ended December 31, 2013 - $0
Year ended December 31, 2012 - $0

(c)	Tax Fees:
Year ended December 31, 2013 - $21,290 - Preparation of tax returns and excise tax review
Year ended December 31, 2012 - $20,367 - Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2013 - $0
Year ended December 31, 2012 - $0

(e)(1)        Annual Pre-Approval:  On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2013 – $21,290
Year ended December 31, 2012 – $20,367

(h)	No such services were rendered during 2013 or 2012.

Item 5.  Audit Committee of Listed Registrants. Not Applicable

Item 6.  Investments.
(a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits. Attached hereto.
(a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: February 28, 2014	Date: February 28, 2014